Exhibit 99.9

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004 -NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004 -NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays . Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up - to-date. The Information contained herein is preliminary and is has been prepared solely for information purpose s. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the ass umptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as man ager, co -manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related deri vatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Document s") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained b y contacting the Barclays Trading Desk at (212) 412-2663.

A
                 % of pool   average LTV   LTV above 80%   LTV above 90%   % full doc   % owner occ   ave wac   % below 100k
-                ---------   -----------   -------------   -------------   ----------   -----------   -------   ------------
FICO below 600        1.81         78.20           34.25            1.38        49.15         98.28     6.255           1.38
FICO below 580         n/a           n/a             n/a             n/a          n/a           n/a       n/a            n/a
FICO below 560         n/a           n/a             n/a             n/a          n/a           n/a       n/a            n/a

                  % above 500k     % IO   ave DTI   DTI > 45%
-                 ------------   ------   -------   ---------
FICO below 600              --   100.00     38.19       28.21
FICO below 580             n/a      n/a       n/a         n/a
FICO below 560             n/a      n/a       n/a         n/a

B
                 % of pool   average LTV       FICO <600      FICO < 575   % full doc   % owner occ   ave wac   % below 100k
-                ---------   -----------   -------------   -------------   ----------   -----------   -------   ------------
LTV above 85%        23.45         90.86            1.44              --        31.35         97.71     6.339           1.03
LTV above 90%         5.95         94.69            0.42              --        45.10         99.17     6.530           1.13
LTV above 95%          n/a           n/a             n/a             n/a          n/a           n/a       n/a            n/a

                   % above 500k     % IO   ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
-                  ------------   ------   -------   ---------   -------------   -------------
LTV above 85%              1.75   100.00     38.36       22.59          100.00           25.38
LTV above 90%                --   100.00     38.46       24.38          100.00          100.00
LTV above 95%               n/a      n/a       n/a         n/a             n/a             n/a

C
                 % of pool   average LTV       FICO <600      FICO < 575   % full doc   % owner occ   ave wac   % below 100k
-                ---------   -----------   -------------   -------------   ----------   -----------   -------   ------------
DTI > 40%            55.53         81.87            1.70              --        28.16         98.29     6.080           0.61
DTI > 45%            29.00         81.55            1.76              --        31.19         97.26     6.042           0.45
DTI > 50%             0.50         67.33           17.91              --        39.84         74.83     6.245             --

                 % above 500k     % IO   ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
-                ------------   ------   -------   ---------   -------------   -------------
DTI > 40%                4.96   100.00     45.17       52.21           29.93            5.45
DTI > 45%                8.03   100.00     47.59      100.00           27.39            5.00
DTI > 50%                  --   100.00     51.75      100.00              --              --

D
Non Owner Occ    % of pool   average LTV       FICO <600      FICO < 575   % full doc   % owner occ   ave wac   % below 100k
-                ---------   -----------   -------------   -------------   ----------   -----------   -------   ------------
Stated Docs          57.65         81.72              --              --           --            --     6.813           2.22
Loans below 100k      1.28         90.00              --              --           --            --     6.850         100.00
IO Loans            100.00         82.78            1.97              --        30.31            --     6.587           1.28

Non Owner Occ     % above 500k     % IO   ave DTI   DTI > 45%       LTV > 80%       LTV > 90%
-                 ------------   ------   -------   ---------   -------------   -------------
Stated Docs                 --   100.00     38.91       39.75           57.98            5.38
Loans below 100k            --   100.00     34.70          --          100.00              --
IO Loans                    --   100.00     40.81       50.23           67.85            3.10

F  Is DTI off current mortgage rate for IO                     NO

H    What are top 10 cities and average strats for each

Top 10 Cities of Overall Pool   Loans   Balance ($)   Balance   Rate (%)   (months)    LTV    Score
-----------------------------   -----   -----------   -------   --------   --------    ---    -----
SAN JOSE                           46    16,551,034      4.13      6.061        352   82.10     680
LOS ANGELES                        30     8,001,607      2.00      6.023        353   81.04     658
SACRAMENTO                         36     7,957,949      1.99      6.262        355   84.28     667
SALINAS                            22     7,390,897      1.84      5.807        345   81.84     672
SANTA ROSA                         23     7,336,748      1.83      6.185        356   82.09     684
HAYWARD                            21     7,015,103      1.75      5.660        348   81.22     692
ANTIOCH                            20     6,391,691      1.60      5.943        354   83.04     664
LAS VEGAS                          26     6,300,899      1.57      6.011        350   83.06     661
SAN DIEGO                          16     4,882,753      1.22      5.847        345   82.60     680
CORONA                             14     4,658,794      1.16      5.963        352   82.25     673
Other                           1,241   324,180,830     80.91      6.107        352   82.01     671
-----------------------------   -----   -----------   -------   --------   --------    ---    -----
Total:                          1,495   400,668,306    100.00      6.086        352   82.07     671

I  LTV > 90

LTV > 90   Loans    Balance ($)    % of Balance    Rate (%)   % stated   % IO Loans   % non-  % Fico Less
                                                               Doctype                 owner     Than 600
                                                                                     Occupied
--------   -----    -----------    ------------    --------   --------   ----------  -------- -----------
90.01%=>   85.00   23,847,140.00          5.952%      6.530      45.38       100.00       0.83       0.42

J What is max LTV of stated income and minimum FICO for stated income? Max LTV for Stated Income Documentation: 95
    Min Fico for Stated Income Documentation: 581

K   What is min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90: 580

L   Seasoning hisotry - any over 3m?                       Yes
M   For loans below 100k do for D above but for top 5 MSAs Don't Have MSA Info.